UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 8, 2005

SCANSOFT, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-27038	94-3156479

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices, including Zip Code)
(781) 565-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On September 8, 2005, ScanSoft, Inc. (“ScanSoft”) and Nuance Communications, Inc. (“Nuance”) issued a joint press release announcing that the United States Department of Justice has granted termination of the antitrust waiting period under the Hart-Scott-Rodino Act for the proposed merger of Nuance with ScanSoft. A copy of such press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

99.1	Joint Press Release, dated September 8, 2005, by ScanSoft, Inc. and Nuance Communications, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSoft, Inc.
	By:	/s/ James R. Arnold, Jr.
James R. Arnold, Jr.
Date: September 9, 2005		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 8, 2005, by ScanSoft and Nuance.

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